INCOME TAXES	12 Months Ended
Dec. 31, 2015
INCOME TAXES [Abstract]
INCOME TAXES

14. INCOME TAXES

Cayman Islands Tax

The Company is incorporated in the Cayman Islands and is not subject to tax in this jurisdiction. In year 2015, the Company received deemed dividend distribution of $1.1 million from its subsidiary Xinjiang Daqo as a result of its restructuring for the potential listing on the New Third Board in PRC. In accordance with the tax laws and regulations of the PRC, the Company paid the income tax of $0.1 million to the relevant PRC tax bureau.

PRC Tax

The Company's subsidiaries are registered in the PRC as foreign invested enterprises. Under the Laws of the People's Republic of China on Enterprise Income Tax (the “EIT Law”) which are effective January 1, 2008, the statutory enterprise income tax rate is 25%.

Chongqing Daqo is a foreign invested enterprise located in Chongqing. In accordance with a PRC tax regulation which encourages investment in China's southwest region, Chongqing Daqo is entitled to a preferential tax rate of 15% from its establishment through 2012. On November 19, 2012, Chongqing Daqo obtained a High and New Technology Enterprise (“HTNE”) certificate for a valid period of 3 years till 2014. On November 10, 2015, Chongqing Daqo renewed the HTNE certificate for a valid period of 3 years till 2018. During the years ended December 31, 2014 and 2015, Chongqing Daqo was entitled to a preferential tax rate of 15% because of its HTNE status.

Daqo New Material, which was deconsolidated on December 31, 2013, is a domestic enterprise registered in Chongqing and is subject to an income tax rate of 25% for each of the two years ended December 31, 2013.

Xinjiang Daqo is a foreign-invested enterprise established on February, 2012 located in Shihezi Economic Development Area in Xinjiang Autonomous Region. The entity was subject to an income tax rate of 25% for the years ended December 31, 2012 and 2013. On November 25, 2014, Xin Jiang Daqo was entitled to a preferential tax rate of 15%, because of the obtainment of a High and New Technology Enterprise (“HTNE”) certificate for a valid period of 3 years till 2016.

United States

Daqo America was liquidated in 2013 and it was subject to United States income tax at a combined federal and state tax rate of 40% in 2013.

Under the current EIT Law and implementation regulations issued by the PRC State Council, an income tax rate of 10% is applicable to interest and dividends payable to investors that are “non-resident enterprises”, which do not have an establishment or place of business in the PRC, or which have such establishment or place of business but the relevant income is not effectively connected with the establishment or place of business, to the extent such interest or dividends have their sources within the PRC. The Company's PRC subsidiaries did not have retained earnings as of December 31, 2015, therefore, no provision for PRC dividend withholding tax has been provided thereon.

The Group made its assessment of the level of authority for each tax position (including the potential application of interests and penalties) based on the tax positions' technical merits, and measured the unrecognized benefits associated with the tax positions. The Group did not have any unrecognized tax benefits as of December 31, 2014 and 2015. The Group does not anticipate that unrecognized tax benefits will significantly increase or decrease within the next twelve months.

According to PRC Tax Administration and Collection Law, the statute of limitations is three years if the underpayment of taxes is due to computational errors made by the taxpayer or withholding agent. The statute of limitations will be extended five years under special circumstances, which are not clearly defined (but an underpayment of tax liability exceeding RMB0.1 million is specifically listed as a special circumstance). In the case of a related party transaction, the statute of limitations is ten years. There is no statute of limitations in the case of tax evasion. From inception to 2014, the Group's PRC subsidiaries are subject to examination of the PRC tax authorities. The Group classifies interest and penalties associated with taxes as income tax expense. Such charges were immaterial in the years ended December 31, 2013, 2014 and 2015.

Income tax expenses comprise:

	Year ended December 31,
	2013	2014	2015
Current Tax (Benefit) Expenses	$(162,621)	$—	$1,786,092
Deferred Tax Expenses (Benefit)	1,434,386	—	(648,271)
Total	$1,271,765	$—	$1,137,821

The principal components of deferred income tax assets and liabilities are as follows:

	December 31,
	2014	2015
Net operating loss carried forward	$27,349,606	$22,549,975
Inventory write-down	26,141	-
Bad debt provision	478,367	163,120
Government grants related to assets	498,582	166,922
Long-lived asset impairment&depreciation	21,009,037	19,624,021
Others	748,018	485,776
Sub-total	50,109,751	42,989,814
Valuation Allowance	(50,109,751)	(42,362,849)
Total	$—	$626,965
Deferred tax assets are analyzed as:
Current	$—	$—
Non-current	—	626,965

The changes of valuation allowance are as follows:

	Year ended December 31,
	2013	2014	2015
Beginning balance	$37,682,733	$56,633,867	$50,109,751
Additions (Reversal)	56,697,096	(5,168,917)	(5,708,268)
Deconsolidation	(39,357,744)	—	—
Foreign exchange effect	1,611,782	(1,355,199)	(2,038,634)
Ending Balance	$56,633,867	$50,109,751	$42,362,849

The Group uses the asset and liability method to record related deferred tax assets and liabilities. The Group considers positive and negative evidence to determine whether some portion or all of the deferred tax assets will more likely than not be realized. This assessment considers, among other matters, the nature, frequency and severity of operating losses, forecasts of future profitability, the duration of statutory carry forward periods, the Group's experience with tax attributes expiring unused and tax planning alternatives. Valuation allowances have been established for deferred tax assets based on a more likely than not threshold. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which those temporary differences become deductible.

The Group considers positive and negative evidences to determine whether some portion or all of the deferred tax assets will be more likely than not realized. This assessment considers, among other matters, the nature, frequency and severity of recent losses and forecasts of future profitability. These assumptions require significant judgement and the forecasts of future taxable income are consistent with the plans and estimates the Group is using to manage the underlying businesses. Valuation allowances are established for deferred tax assets based on a more likely than not threshold. The Group's ability to realize deferred tax assets depends on its ability to generate sufficient taxable income within the carry forward periods provided for in the tax law. The Group has provided a full valuation allowance for the deferred tax assets relating to Chongqing Daqo as of December 31, 2014 and December 2015 in the amount of $50,109,751 and $42,362,849, respectively, as management is not able to conclude that the future realization of those net operating loss carry forwards and other deferred tax assets are more likely than not. As of December 31, 2015, the Group has a total operating loss carry forwards which is entirely relating to Chongqing Daqo, of $90.2 million. These operating loss carryforwards are expected to be expired from 2017 to 2021.

The effective income tax rate of the Group is different from the expected PRC statutory rate as a result of the following items:

	Year ended December 31,
	2013	2014	2015
PRC Enterprise Income Tax	25%	25%	25%
Preferential income tax rate of a subsidiary	(2)%	(9)%	(8)%
Effect of different reversal rate	3%	1%	-%
Additional tax deductions	(1)%	(8)%	(12)%
Different tax rate in other jurisdictions	—%	6%	8%
Changes in valuation allowance	(26)%	—%	(3)%
Tax credits	—%	(15)%	(3)%
Withhold tax	—%	—%	1%
Effective tax rate	(1)%	—%	7%

Xinjiang Daqo and Chongqing Daqo enjoy the preferential tax rate of 15%, which may be extended if the requirements of High and New Technology Enterprise are satisfied. The impact of the preferential tax rates decreased income taxes by $nil, $3.0 and $ 1.2 million for the years of 2013, 2014 and 2015, respectively. The benefit on net income per share was $nil, $ 0.01 and $0.01 for the years of 2013, 2014 and 2015, respectively.